UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

Provident Financial Holdings, Inc. (“Corporation”), the holding company for Provident Savings Bank, F.S.B., held its Annual Meeting of Shareholders on Tuesday, November 30, 2010 in Riverside, California.  The results of the vote for the three items presented at the meeting were as follows:

1.	Election of Directors:
Shareholders elected the following nominees to the Board of Directors for a three-year term ending 2013 by the following vote:

	For		Against		Broker Non-Votes
	Number of Votes	Percentage	Number of Votes	Percentage	Number of Votes	Percentage
Joseph P. Barr	6,717,836	89.9	758,182	10.1	2,440,861	N/A
Bruce W. Bennett	6,733,542	90.1	742,476	9.9	2,440,861	N/A
Debbi H. Guthrie	6,674,547	89.3	801,471	10.7	2,440,861	N/A

The following directors, who were not up for re-election at the Annual Meeting of Shareholders, will continue to serve as directors: Craig G. Blunden, Robert G. Schrader, Roy H. Taylor and William E. Thomas.

2.	Ratification of Appointment of Independent Auditor:
Shareholders ratified the appointment of Deloitte & Touche LLP as the Corporation’s independent auditor for the fiscal year ending June 30, 2011 by the following vote:

	Number of Votes	Percentage
For	9,855,674	99.4
Against	8,475	0.1
Abstain	52,730	0.5

3.	Approval of 2010 Equity Incentive Plan:
Shareholders approved the 2010 Equity Incentive Plan, which consists of 586,250 stock options and 288,750 shares of restricted stock, by the following vote:

	Number of Votes	Percentage
For	5,995,363	80.2
Against	1,449,839	19.4
Abstain	30,815	0.4
Broker non-votes	2,440,862	N/A

The Corporation posted its annual meeting presentation on the Corporation’s website, www.myprovident.com, under Presentations in the Investor Relations section.  A copy of the Annual Meeting Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the adoption by shareholders of the Corporation’s 2010 Equity Incentive Plan, the Corporation is also filing the form of incentive stock option agreement, the form of non-qualified stock option agreement and the form of restricted stock agreement.

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is being filed herewith and this list shall constitute the exhibit index:

10.1	Form of Incentive Stock Option Agreement for incentive stock options granted under the 2010 Equity Incentive Plan

10.2	Form of Non-Qualified Stock Option Agreement for non-qualified stock options granted under the 2010 Equity Incentive Plan

10.3	Form of Restricted Stock Agreement for restricted stock awarded under the 2010 Equity Incentive Plan

99.1	Annual Meeting Presentation of Provident Financial Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2010	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes
Chief Financial Officer